UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 27, 2002


                        DIGITAL BROADBAND NETWORKS, INC.
             (Exact name of registrant as specified in its chapter)


       DELAWARE                          0-25658                84-1357927
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)


            Suite 11.02, 11th Floor, Menara Merais, No. 1 Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
                    (Address of principal executive offices)


      Registrant's telephone number, including area code 011 603 7956-7026



Item 5.  OTHER EVENTS

     Effective December 27, 2002, Digital Broadband Networks, Inc. ("DBBD" or the "Company") terminated the services of Richard Reich, Director of United States Operations. Mr. Reich also was terminated from his position as Chief Executive Officer of EyStar Media, Inc., a wholly owned subsidiary of DBBD. In the judgment of management, Mr. Reich's affiliation with DBBD was no longer in the best interests of the Company. Mr. Reich's replacement has not been named.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIGITAL BROADBAND NETWORKS, INC
                                                (Registrant)




Date:  December 27, 2002               By:   /s/ Patrick Soon-Hock Lim
                                          --------------------------------------
                                           Patrick Soon-Hock Lim
                                           Chairman and Chief Executive Officer




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